UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

(Amendment 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2013

KEMET Corporation

(Exact name of registrant as specified in charter)

Delaware	001-15491	57-0923789
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2835 Kemet Way, Simpsonville, SC	29681
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (864) 963-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 7, 2013, KEMET Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting the completion by its wholly-owned subsidiary, KEMET Electronics Corporation, of the acquisition of approximately 34% economic interest with a 51% voting common stock interest in NEC TOKIN Corporation (“NEC TOKIN”).  This Current Report on Form 8-K/A is being filed to include audited annual and unaudited interim historical financial statements of NEC TOKIN and unaudited pro forma financial information of the Company which were omitted from the Original Form 8-K pursuant to Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)                      Financial Statements of Businesses Acquired

The audited consolidated balance sheet of NEC TOKIN and subsidiaries as of March 31, 2012 and related consolidated statements of operations, changes in shareholders’ equity, and cash flows for the year then ended, and the notes related thereto and the independent auditors’ report thereon, are filed hereto as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference.

The unaudited condensed consolidated balance sheets of NEC TOKIN and subsidiaries as of September 30, 2012 and March 31, 2012, and the related unaudited condensed consolidated statements of operations and cash flows for the six month periods ended September 30, 2012 and 2011, and the unaudited notes related thereto, are filed hereto as Exhibit 99.2 and are incorporated into this Item 9.01(a) by reference.

(b)                      Unaudited Pro Forma Financial Information

The required unaudited pro forma condensed combined financial information as of and for the six month period ended September 30, 2012 and for the year ended March 31, 2012 is filed as Exhibit 99.3 hereto and is incorporated into this Item 9.01(b) by reference.

(c)                       Not applicable

(d)                      Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG AZSA LLC

99.1

Audited consolidated balance sheet of NEC TOKIN and subsidiaries as of March 31, 2012 and related consolidated statements of operations, changes in shareholders’ equity, and cash flows for the year then ended, and the notes related thereto and the independent auditors’ report thereon

99.2

Unaudited condensed consolidated balance sheets of NEC TOKIN and subsidiaries as of September 30, 2012 and March 31, 2012, and related unaudited condensed consolidated statements of operations, and cash flows for the six month periods ended September 30, 2012 and 2011, and the unaudited notes related thereto

99.3	Unaudited pro forma condensed combined financial information as of and for the six month period ended September 30, 2012 and for the year ended March 31, 2012

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 25, 2013	KEMET Corporation

	By:	/s/ William M. Lowe, Jr.
William M. Lowe, Jr.
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG AZSA LLC

99.1

Audited consolidated balance sheet of NEC TOKIN and subsidiaries as of March 31, 2012 and related consolidated statements of operations, changes in shareholders’ equity, and cash flows for the year then ended, and the notes related thereto and the independent auditors’ report thereon

99.2

Unaudited condensed consolidated balance sheets of NEC TOKIN and subsidiaries as of September 30, 2012 and March 31, 2012, and related unaudited condensed consolidated statements of operations, and cash flows for the six month periods ended September 30, 2012 and 2011, and the unaudited notes related thereto

99.3	Unaudited pro forma condensed combined financial information as of and for the six month period ended September 30, 2012 and for the year ended March 31, 2012